                                                                    EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 25-APR-00
MASTER SERVICING DIVISION

DEAL REFERENCE                                              93-2A              93-2B               93-2C               93-2D
                                                       ---------------     ---------------     ---------------     ---------------
BEGINNING SECURITY BALANCE                             $ 22,361,352.73     $          --       $ 64,871,372.78     $ 42,249,615.13
  Loans Repurchased                                               --                  --                  --                  --
  Scheduled Principal Distribution                           35,946.55                --            103,714.92          370,951.82
  Additional Principal Distribution                           8,854.10                --             24,695.99           62,921.64
  Liquidations Distribution                                       --                  --            798,214.01          494,690.03
  Accelerated Prepayments                                         --                  --                  --                  --
  Adjustments (Cash)                                              --                  --                  --                  --
  Adjustments (Non-Cash)                                          --                  --                  --                  --
  Losses/Foreclosures                                             --                  --                  --                  --
  Special Hazard Account                                          --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
             Ending Security Balance                   $ 22,316,552.08     $          --       $ 63,944,747.86     $ 41,321,051.64
                                                       ===============     ===============     ===============     ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                $    139,697.30     $          --       $    394,724.69     $    237,946.65
Compensating Interest                                             --                  --              1,450.13              488.03

  Trustee Fee (Tx. Com. Bk.)                                    251.57                --                810.89              528.12
  Pool Insurance Premium (PMI Mtg. Ins.)                          --                  --                  --                  --
  Pool Insurance (GE Mort. Ins.)                              5,411.45                --                  --              6,802.19
  Pool Insurance (United Guaranty Ins.)                           --                  --                  --                  --
  Backup for Pool Insurance (Fin. Sec. Assur.)                    --                  --                  --                  --
  Special Hazard Insurance (Comm. and Ind.)                   1,062.16                --                  --                  --
  Bond Manager Fee (Capstead)                                   354.05                --                810.89              616.14
  Excess Compensating Interest (Capstead)                         --                  --                  --                  --
  Administrative Fee (Capstead)                                 605.59                --              2,703.07            1,320.36
  Administrative Fee (Other)                                      --                  --                  --                  --
  Excess-Fees                                                     --                  --                  --                  --
  Special Hazard Insurance (Aetna Casualty)                       --                  --                  --                  --
  Other                                                           --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                          Total Fees                          7,684.82                --              4,324.85            9,266.81
                                                       ---------------     ---------------     ---------------     ---------------
 Servicing Fee                                                6,856.43                --             16,875.36           11,696.80
 Interest on Accelerated Prepayments                              --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
         Total Interest Distribution                   $    154,238.55     $          --       $    417,375.03     $    259,398.29
                                                       ===============     ===============     ===============     ===============
LOAN COUNT                                                          86                   0                 251                 214
WEIGHTED AVERAGE PASS-THROUGH RATE                         7.496718201                   0         7.328498899         6.772170945

CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 25-APR-00
MASTER SERVICING DIVISION

DEAL REFERENCE                                             93-2E.A             93-2E.B             93-2F               93-2G
                                                       ---------------     ---------------     ---------------     ---------------
BEGINNING SECURITY BALANCE                             $ 27,675,719.89     $ 73,246,631.04     $          --       $106,447,436.09
  Loans Repurchased                                               --                  --                  --                  --
  Scheduled Principal Distribution                          225,537.39          105,863.26                --            162,928.56
  Additional Principal Distribution                          17,091.18           19,436.06                --             66,786.91
  Liquidations Distribution                                 376,682.82          230,451.27                --            967,388.25
  Accelerated Prepayments                                         --                  --                  --                  --
  Adjustments (Cash)                                              --                  --                  --                  --
  Adjustments (Non-Cash)                                          --                  --                  --                  --
  Losses/Foreclosures                                             --                  --                  --                  --
  Special Hazard Account                                          --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                     Ending Security Balance           $ 27,056,408.50     $ 72,890,880.45     $          --       $105,250,332.37
                                                       ===============     ===============     ===============     ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                $    152,095.40     $    433,179.91     $          --       $    633,044.55
Compensating Interest                                         1,231.82                --                  --              1,356.75

  Trustee Fee (Tx. Com. Bk.)                                    299.82              793.51                --              1,197.53
  Pool Insurance Premium (PMI Mtg. Ins.)                      6,088.66           16,114.26                --                  --
  Pool Insurance (GE Mort. Ins.)                                  --                  --                  --                  --
  Pool Insurance (United Guaranty Ins.)                           --                  --                  --                  --
  Backup for Pool Insurance (Fin. Sec. Assur.)                    --                  --                  --                  --
  Special Hazard Insurance (Comm. and Ind.)                       --                  --                  --                  --
  Bond Manager Fee (Capstead)                                   345.95              915.58                --              1,330.59
  Excess Compensating Interest (Capstead)                         --                  --                  --                  --
  Administrative Fee (Capstead)                                 980.17            2,594.29                --              4,435.45
  Administrative Fee (Other)                                      --                  --                  --                  --
  Excess-Fees                                                     --                  --                  --                  --
  Special Hazard Insurance (Aetna Casualty)                       --                  --                  --                  --
  Other                                                           --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                                  Total Fees                  7,714.60           20,417.64                --              6,963.57
                                                       ---------------     ---------------     ---------------     ---------------
 Servicing Fee                                                7,691.71           19,019.66                --             26,378.03
 Interest on Accelerated Prepayments                              --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                 Total Interest Distribution           $    168,733.53     $    472,617.21     $          --       $    667,742.90
                                                       ===============     ===============     ===============     ===============
LOAN COUNT                                                         136                 256                   0                 398
WEIGHTED AVERAGE PASS-THROUGH RATE                         6.648161809         7.096789089                   0         7.151713446

CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 25-APR-00
MASTER SERVICING DIVISION

DEAL REFERENCE                                             93-2H.1             93-2H.2             93-2I               93-2I.1
                                                       ---------------     ---------------     ---------------     ---------------
BEGINNING SECURITY BALANCE                             $          --       $          --       $ 13,479,535.84     $ 11,191,517.70
  Loans Repurchased                                               --                  --                  --                  --
  Scheduled Principal Distribution                                --                  --             15,932.37           12,999.44
  Additional Principal Distribution                               --                  --                603.26            3,829.56
  Liquidations Distribution                                       --                  --            602,581.57          742,072.45
  Accelerated Prepayments                                         --                  --                  --                  --
  Adjustments (Cash)                                              --                  --                944.43                --
  Adjustments (Non-Cash)                                          --                  --                  --                  --
  Losses/Foreclosures                                             --                  --            125,337.85                --
  Special Hazard Account                                          --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                     Ending Security Balance           $          --       $          --       $ 12,734,136.36     $ 10,432,616.25
                                                       ===============     ===============     ===============     ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                $          --       $          --       $     87,963.48     $     71,472.42
Compensating Interest                                             --                  --                  --                  --

  Trustee Fee (Tx. Com. Bk.)                                      --                  --                168.55              139.89
  Pool Insurance Premium (PMI Mtg. Ins.)                          --                  --                  --                  --
  Pool Insurance (GE Mort. Ins.)                                  --                  --              2,877.86            3,290.31
  Pool Insurance (United Guaranty Ins.)                           --                  --                  --                  --
  Backup for Pool Insurance (Fin. Sec. Assur.)                    --                  --                954.80                --
  Special Hazard Insurance (Comm. and Ind.)                       --                  --                  --                  --
  Bond Manager Fee (Capstead)                                     --                  --                701.88                --
  Excess Compensating Interest (Capstead)                         --                  --              2,095.98            2,721.79
  Administrative Fee (Capstead)                                   --                  --                 36.69              466.30
  Administrative Fee (Other)                                      --                  --                  --                  --
  Excess-Fees                                                     --                  --                  --                  --
  Special Hazard Insurance (Aetna Casualty)                       --                  --                403.30              290.06
  Other                                                           --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                                  Total Fees                      --                  --              7,239.06            6,908.35
                                                       ---------------     ---------------     ---------------     ---------------
 Servicing Fee                                                    --                  --              4,212.42            3,497.34
 Interest on Accelerated Prepayments                              --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                 Total Interest Distribution           $          --       $          --       $     99,414.96     $     81,878.11
                                                       ===============     ===============     ===============     ===============
LOAN COUNT                                                           0                   0                  56                  46
WEIGHTED AVERAGE PASS-THROUGH RATE                                   0                   0            8.079923         7.663563272

CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 25-APR-00
MASTER SERVICING DIVISION

DEAL REFERENCE                                             93-2I.2             1995-A              1996-A              1996-B
                                                       ---------------     ---------------     ---------------     ---------------
BEGINNING SECURITY BALANCE                             $ 17,441,685.83     $ 29,553,104.56     $ 22,840,369.45     $ 44,376,067.89
  Loans Repurchased                                               --                  --                  --                  --
  Scheduled Principal Distribution                           19,708.92           33,449.26           29,913.34           55,252.38
  Additional Principal Distribution                           5,556.77            2,476.98            3,663.41           29,438.11
  Liquidations Distribution                                 260,310.88          520,344.13          220,749.50          530,203.24
  Accelerated Prepayments                                         --                  --                  --                  --
  Adjustments (Cash)                                              --                  --                  --                  --
  Adjustments (Non-Cash)                                          --                  --                  --                  --
  Losses/Foreclosures                                             --                  --                  --                  --
  Special Hazard Account                                          --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                     Ending Security Balance           $ 17,156,109.26     $ 28,996,834.19     $ 22,586,043.20     $ 43,761,174.16
                                                       ===============     ===============     ===============     ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                $    116,134.86     $    186,706.16     $    138,513.96     $    269,877.71
Compensating Interest                                             --                  --                  --                  --

  Trustee Fee (Tx. Com. Bk.)                                    218.02              246.28              285.50              554.70
  Pool Insurance Premium (PMI Mtg. Ins.)                      5,033.38                --                  --             11,992.63
  Pool Insurance (GE Mort. Ins.)                                  --             11,082.41            6,578.02                --
  Pool Insurance (United Guaranty Ins.)                           --                  --                  --                  --
  Backup for Pool Insurance (Fin. Sec. Assur.)                  880.73                --                  --              1,138.00
  Special Hazard Insurance (Comm. and Ind.)                       --                  --                  --                  --
  Bond Manager Fee (Capstead)                                     --                  --                  --                  --
  Excess Compensating Interest (Capstead)                         --                179.33              757.95              477.51
  Administrative Fee (Capstead)                                 726.72              755.70              951.69            1,849.10
  Administrative Fee (Other)                                      --                  --                  --                  --
  Excess-Fees                                                     --                  --                  --                  --
  Special Hazard Insurance (Aetna Casualty)                     521.80              677.26              523.42            1,283.21
  Other                                                           --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                                  Total Fees                  7,380.65           12,940.98            9,096.58           17,295.15
                                                       ---------------     ---------------     ---------------     ---------------
 Servicing Fee                                                5,450.57            9,235.38            6,312.13           13,197.09
 Interest on Accelerated Prepayments                              --                  --                  --                  --
                                                       ---------------     ---------------     ---------------     ---------------
                 Total Interest Distribution           $    128,966.08     $    208,882.52     $    153,922.67     $    300,369.95
                                                       ===============     ===============     ===============     ===============
LOAN COUNT                                                          73                 142                  86                 161
WEIGHTED AVERAGE PASS-THROUGH RATE                         7.990158369         7.581179552         7.277323266         7.297925828

CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 25-APR-00
MASTER SERVICING DIVISION

DEAL REFERENCE                                             1996-C.1            1996-C.2            1996-C.3
                                                       ---------------     ---------------     ---------------
BEGINNING SECURITY BALANCE                             $  7,014,686.24     $ 15,964,504.12     $ 15,077,450.59
  Loans Repurchased                                               --                  --                  --
  Scheduled Principal Distribution                            7,252.10           18,066.11           15,299.50
  Additional Principal Distribution                             477.72           33,942.57            1,581.03
  Liquidations Distribution                                       --          1,064,433.23          227,500.43
  Accelerated Prepayments                                         --                  --                  --
  Adjustments (Cash)                                              --                  --                  --
  Adjustments (Non-Cash)                                          --                  --                  --
  Losses/Foreclosures                                             --                  --                  --
  Special Hazard Account                                          --                  --                  --
                                                       ---------------     ---------------     ---------------
                     Ending Security Balance           $  7,006,956.42     $ 14,848,062.21     $ 14,833,069.63
                                                       ===============     ===============     ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                $     46,668.73     $    101,468.83     $     96,330.39
Compensating Interest                                             --              1,044.24                --

  Trustee Fee (Tx. Com. Bk.)                                     87.69              133.04              125.65
  Pool Insurance Premium (PMI Mtg. Ins.)                          --                  --                  --
  Pool Insurance (GE Mort. Ins.)                              2,020.22                --                  --
  Pool Insurance (United Guaranty Ins.)                           --                  --              5,616.35
  Backup for Pool Insurance (Fin. Sec. Assur.)                    --                  --                  --
  Special Hazard Insurance (Comm. and Ind.)                       --                  --                  --
  Bond Manager Fee (Capstead)                                     --                  --              3,202.38
  Excess Compensating Interest (Capstead)                         --              1,086.16              369.17
  Administrative Fee (Capstead)                                 350.71              332.62              616.62
  Administrative Fee (Other)                                      --                  --                  --
  Excess-Fees                                                     --                  --                  --
  Special Hazard Insurance (Aetna Casualty)                     160.76                --                435.99
  Other                                                           --                  --                 (0.01)
                                                       ---------------     ---------------     ---------------
                                  Total Fees                  2,619.38            1,551.82           10,366.15
                                                       ---------------     ---------------     ---------------
 Servicing Fee                                                2,192.11            3,689.24            4,711.72
 Interest on Accelerated Prepayments                              --                  --                  --
                                                       ---------------     ---------------     ---------------
                 Total Interest Distribution           $     51,480.22     $    107,754.13     $    111,408.26
                                                       ===============     ===============     ===============
LOAN COUNT                                                          33                  76                  68
WEIGHTED AVERAGE PASS-THROUGH RATE                          7.98360384          7.70557501            7.921718